UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 12, 2007

____________________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)		88-0450923 (IRS Employer Identification No.)
5804 E. Slauson Ave., Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities

On November 13, 2007, Blue Holdings, Inc. (the “Registrant”) issued 1,000,000 shares of a newly formed Series A Convertible Preferred Stock (the “Series A Preferred”) in satisfaction of $2,556,682 of advances made to the Registrant by Paul Guez, the Registrant’s Chairman of the Board and majority stockholder. The shares of Series A Preferred are convertible into 3,479,899 shares of the common stock of the Registrant based on a conversion formula equal to the price per share ($2.556682) divided by the conversion price ($0.7347) multiplied by the total number of shares of Series A Preferred issued (1,000,000), subject to adjustment in accordance with the provisions of the certificate of designation for the Series A Preferred. The conversion price equals the average closing price of a share of the Registrant's common stock as quoted on the NASDAQ Capital Market, over the 20 trading days immediately preceding November 13, 2007, the closing date of the transaction.

The additional terms of the Series A Preferred are as follows:

•	The shares of Series A Preferred accrue cumulative dividends at the annual rate of 6% of the purchase price in preference to the common stock, and are payable when, as and if declared by the Board.
•
Upon the liquidation or dissolution of the Registrant, or any merger or sale of all or substantially all of the assets, the shares of Series A Preferred are entitled to receive, prior to any distribution to the holders of common stock, 100% of the purchase price plus all accrued but unpaid dividends.

•
The Series A Preferred plus all declared but unpaid dividends thereon automatically will be converted into common stock, at the then applicable conversion rate, upon the affirmative vote of 50% of the outstanding shares of Series A Preferred.

•
Each share of Series A Preferred will carry a number of votes equal to the number of shares of common stock then issuable upon its conversion into common stock. The Series A Preferred generally will vote together with the common stock and not as a separate class, except as provided below.

•
Consent of the holders of the outstanding Series A Preferred will be required in order for the Registrant to: (i) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred; (ii) authorize, create or issue shares of any class of stock having rights, preferences, privileges or powers superior to the Series A Preferred; (iii) reclassify any outstanding shares into shares having rights, preferences, privileges or powers superior to the Series A Preferred; or (iv) amend the Registrant’s Articles of Incorporation or Bylaws in a manner that adversely affects the rights of the Series A Preferred.

•
Holders of Series A Preferred will be entitled to unlimited “piggyback” registration rights on registrations by the Registrant, subject to pro rata cutback at any underwriter’s discretion. The registration rights may be transferred to a transferree who acquires all of the Series A Preferred.

The issuance of the Series A Preferred to Mr. Guez was intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (“Commission”) under the Securities Act, as the Series A Preferred was issued to an accredited investor, without a view to distribution and were not issued through any general solicitation or advertisement. The Series A Preferred issued to Mr. Guez may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission.

A copy of the Series A Convertible Preferred Stock Purchase Agreement entered into between the Registrant and Mr. Guez is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Certificate of Designations, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 12, 2007, the Registrant received notification from the NASDAQ Listing Qualifications Department that the Registrant’s common stock had closed for more than 30 consecutive trading days below the minimum $1.00 per share requirement for continued inclusion on the NASDAQ Capital Market under Marketplace Rule 4310(c)(4).

In accordance with NASDAQ Marketplace Rules, the Registrant has been afforded 180 calendar days, or until May 12, 2008, to regain compliance with the minimum bid price requirements. If at anytime before May 12, 2008 the bid price of the Registrant’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days, the Registrant expects that NASDAQ will provide written notification that the Registrant again complies with Marketplace Rule 4310(c)(4).

The Registrant has not made any determination with respect to any specific action or response to the NASDAQ notification.

On November 14, 2007, the Registrant issued a press release announcing its receipt of the NASDAQ notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits.

4.1	Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Blue Holdings, Inc.

10.1	Series A Convertible Preferred Stock Purchase Agreement by and between Blue Holdings, Inc. and Paul Guez

99.1	Press Release issued by the Registrant on November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.

Date: November 15, 2007	By:	/s/ Larry Jacobs
Larry Jacobs
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number	Description of Exhibit

4.1	Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Blue Holdings, Inc.

10.1	Series A Convertible Preferred Stock Purchase Agreement by and between Blue Holdings, Inc. and Paul Guez

99.1	Press Release issued by the Registrant on November 14, 2007.